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                                                                   Exhibit 10.35


                            Amendment No. 2 to the
                       Administrative Services Agreement
                                by and between
            United States Satellite Broadcasting Company, Inc. and
                          Hubbard Broadcasting, Inc.


     This Amendment No. 2 is entered into effective December 10, 1998.

     WHEREAS, United States Satellite Broadcasting Company, Inc. ("USSB") and Hubbard Broadcasting, Inc. ("HBI") are parties to an Administrative Services Agreement ("Agreement") dated effective July 1, 1996; and

     WHEREAS, the Board of Directors of USSB on December 10, 1998, authorized USSB to extend the Agreement for the period January 1, 1999 through December 31, 1999, at an Annual Administrative Services Fee of $1,750,000.

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. TERM. The Agreement is hereby extended for twelve (12) months and shall terminate at 11:59 p.m. on the 31st day of December, 1999, subject to earlier termination as may be agreed to in a proposed transition services agreement to be entered into between USSB and Hughes Electronics Corporation.

     2. COMPENSATION. For the period January 1, 1999 through December 31, 1999, the budgeted Annual Administrative Services Fee shall be $1,750,000.

     All other terms of the Agreement shall remain the same.


                              United States Satellite Broadcasting Company, Inc.


                              By:   /s/ Stanley E. Hubbard
                                    --------------------------------------------
                                    Stanley E. Hubbard
                              Its:  President


                              Hubbard Broadcasting, Inc.


                              By:   /s/ C. Thomas Newberry
                                    --------------------------------------------
                                    C. Thomas Newberry
                              Its:  Vice President/Controller